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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 2002



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      001-15181               04-3363001
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 5.  OTHER EVENTS

     On July 23, 2002 we announced our consolidated financial results for the quarter ended June 30, 2002. In addition, we announced the formation of the Integrated Circuits Group. Press releases announcing the results and the formation of the new group are filed as exhibits to, and incorporated by reference in, this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c)   Exhibits

          99.1 Press Release dated July 23, 2002 (Q2 Financial Results)

          99.2 Press Release dated July 23, 2002 (Integrated Circuits Group formation)


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Fairchild Semiconductor International, Inc.


Date:  July 24, 2002                  /s/ David A. Henry
                                      -------------------------------------
                                      David A. Henry
                                      Vice President, Corporate Controller
                                      (Principal Accounting Officer and
                                      Duly Authorized Officer)